BRANCH ACQUISITION	12 Months Ended
Dec. 31, 2013
BRANCH ACQUISITION [Abstract]
BRANCH ACQUISITION

NOTE 22 - BRANCH ACQUISITION

On December 7, 2012, the Bank acquired one branch located at 9045 Carothers Parkway in Franklin, Tennessee from Community First Bank & Trust.  Through the acquisition, the Bank assumed $55 million in deposit liabilities and purchased $5 million in real and personal property and $20 million in loans.  Goodwill totaling $1.8 million and a core deposit intangible of approximately $426,000 was recorded in relation to the deposit premium paid and fair value adjustments recorded at the time of acquisition.  The core deposit intangible will be amortized over a ten-year period and goodwill will continue to be evaluated for impairment annually as noted in Note 8 above.